                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               May & Speh, Inc.
     ---------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               MAY & SPEH, INC.
                                1501 OPUS PLACE
                         DOWNERS GROVE, ILLINOIS 60515

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 11, 1998

                               ----------------

TO THE STOCKHOLDERS OF MAY & SPEH, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of May & Speh, Inc., a Delaware corporation (the "Company"), will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, on Wednesday, March 11, 1998 at 10:00 a.m., Central Standard Time, for the following purposes:

  1. To elect five persons to the Board of Directors of the Company;

  2. To approve an amendment to the Company's 1994 Executive Stock Option Plan to increase the number of shares of Common Stock reserved thereunder by 1,400,000 shares;

  3. To approve an amendment to the Company's 1995 Key Employee Stock Option Plan to increase the number of shares of Common Stock reserved thereunder by 1,000,000 shares;

  4. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending September 30, 1998; and

  5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Stockholders of record as of the close of business on January 21, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting at the offices of the Company for the ten days immediately preceding the Annual Meeting date. The Annual Report of the Company for the fiscal year ended September 30, 1997 is being mailed to all stockholders of record on the Record Date and accompanies the enclosed Proxy Statement.

  Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Eric M. Loughmiller

                                          Eric M. Loughmiller
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

Downers Grove, Illinois
February 6, 1998

                               MAY & SPEH, INC.
                                1501 OPUS PLACE
                         DOWNERS GROVE, ILLINOIS 60515

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 11, 1998

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is being furnished to the stockholders of May & Speh, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois on Wednesday, March 11, 1998 at 10:00 a.m., Central Standard Time, and any adjournments thereof (the "Annual Meeting"). A stockholder may revoke a proxy at any time before the meeting is convened by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. A proxy also may be revoked by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of proxy. This Proxy Statement and the enclosed Notice of Annual Meeting and form of proxy are first being sent to stockholders on or about February 6, 1998.

  Stockholders are urged to sign the accompanying form of proxy and return it as soon as possible in the envelope provided for that purpose. Returning a proxy card will not prevent a stockholder from attending the Annual Meeting. If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, the shares represented thereby will be voted as indicated on such proxy. If no specification is made, the proxy will be voted by the person(s) named thereon: (i) for the election of the nominees named herein as directors (or a substitute therefor if a nominee is unable or refuses to serve); (ii) for approval of an amendment to the Company's 1994 Executive Stock Option Plan (the "Executive Option Plan") to increase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), reserved thereunder by 1,400,000 shares; (iii) for approval of an amendment to the Company's 1995 Key Employee Stock Option Plan (the "Key Employee Option Plan") to increase the number of shares of Common Stock reserved thereunder by 1,000,000 shares; (iv) for the ratification of Price Waterhouse LLP as the Company's independent public accountants for the 1998 fiscal year; and (v) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the Annual Meeting. A stockholder who wishes to designate a person or persons to act as his or her proxy at the Annual Meeting, other than the proxies designated by the Board of Directors, may strike out the names appearing on the enclosed form of proxy, insert the name of any other such person or persons, sign the proxy and transmit it directly to such other designated person or persons for use at the Annual Meeting.

  Stockholders of record on January 21, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 25,195,854 shares of Common Stock outstanding and entitled to one vote each on all matters to be considered at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. A majority of the shares entitled to vote present, in person or by proxy, at the Annual Meeting shall constitute a quorum. If a quorum is present, the affirmative vote of a plurality of the shares that are present, in person or by proxy, at the Annual Meeting and entitled to vote will be sufficient to elect a director, and the affirmative vote of a majority of such shares will be sufficient to approve the amendment of the Executive Option Plan and the Key Employee Option Plan and to ratify the appointment of the independent public accountants. Abstentions and broker non-votes will be treated as present at the Annual Meeting for purposes of reaching a quorum. Abstentions shall have no effect on the election of a director but shall be treated as a vote against the amendment of the Executive Option Plan, the amendment of the Key Employee Option Plan and the ratification of the independent public accountants. Broker non-votes shall have no effect on the outcome of the vote on any of the proposals.

  The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies in person or by telephone. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares of Common Stock and will be reimbursed by the Company for their reasonable expenses in forwarding such materials.

                       PROPOSAL 1. ELECTION OF DIRECTORS

  The Board of Directors presently consists of eight directors and is divided into three classes. One class of directors is elected annually, and each director in the class generally serves a three-year term. The Board has nominated Deborah A. Bricker, Casey Cowell, Lawrence J. Speh, Paul G. Yovovich and Jonathan Zakin for election to the Board at the Annual Meeting, each of whom has indicated his or her willingness to serve if elected. To maintain the number of directors in each class as nearly equal in number as reasonably possible, Ms. Bricker and Mr. Speh have been nominated to serve as Class II directors for a three-year term, Messrs. Cowell and Zakin have been nominated to serve as Class I directors for a two-year term and Mr. Yovovich has been nominated to serve as a Class III director for a one-year term. All of the nominees are presently serving as directors of the Company. In the event that a nominee should become unwilling or unable to serve as a director, all duly executed proxies shall be voted for the election of such other person as may be designated by the Board of Directors. Unless authority to vote for a nominee is withheld, all votes represented by a properly executed proxy will be cast in favor of the nominees.

  The Board of Directors recommends a vote FOR the nominees for director.

  The table below contains a brief description of the business experience and positions held by the nominees and the other directors of the Company.

                                              POSITIONS WITH COMPANY, BUSINESS
            NAME              AGE              EXPERIENCE AND OTHER POSITIONS
            ----              ---             --------------------------------
NOMINEES FOR ELECTION:
Deborah A. Bricker(1)(2)(3).   45 Ms. Bricker has served as a director of the Company
                                   since March 1996. Ms. Bricker is the founder and
                                   President of Bricker & Associates, Inc., a
                                   productivity consulting firm based in Chicago,
                                   Illinois.
Casey Cowell(1)(3)..........   45 Mr. Cowell has been Vice Chairman of 3Com Corporation
                                   since June 1997. From 1983 to May 1997, Mr. Cowell was
                                   Chairman and Chief Executive Officer of U.S. Robotics
                                   Corporation. Mr. Cowell also served as President of
                                   U.S. Robotics Corporation from 1983 to January 1996.
                                   Mr. Cowell currently serves as a director of 3Com
                                   Corporation, Mastering, Inc. and System Software
                                   Associates.
Lawrence J. Speh(1).........   48 Mr. Speh has served as a director of the Company since
                                   July 1992, as Chief Executive Officer from January
                                   1993 to September 1997, and as President from January
                                   1993 to May 1997. Mr. Speh currently serves as a
                                   consultant to the Company. Mr. Speh is the son of
                                   Albert J. Speh, Jr., the Chairman Emeritus of the
                                   Company.
Paul G. Yovovich(1)(2)(3)...   44 From 1993 to 1996, Mr. Yovovich was President of
                                   Advance Ross Corp., a public company until its 1996
                                   merger with CUC International. He served in various
                                   executive capacities at Centel Corporation from 1982
                                   to 1992, including as President of Central Telephone
                                   Co., a subsidiary of Centel, from 1990 to 1992. Mr.
                                   Yovovich is a director of 3Com Corporation, APAC
                                   TeleServices, Inc., Comarco, Inc. and Mastering, Inc.

                                              POSITIONS WITH COMPANY, BUSINESS
            NAME              AGE              EXPERIENCE AND OTHER POSITIONS
            ----              ---             --------------------------------
Jonathan Zakin(1)...........   48 Mr. Zakin currently serves as President of Leeward
                                   Management/ Seaview Holdings. From 1987 to 1997, Mr.
                                   Zakin served in various senior management positions
                                   and was a director of U.S. Robotics Corporation.
TERM EXPIRING IN 1999:
Albert J. Speh, Jr.(1)......   78 Mr. Speh is a founder of the Company and served as
                                   Chairman of the Board of Directors from 1992 to
                                   November 1997. Prior to founding the Company, Mr. Speh
                                   served in the Armed Forces during World War II. He was
                                   later employed by Sears, Roebuck and Co., General
                                   Finance, Inc. and Encyclopedia Britannica in the field
                                   of data processing. Mr. Speh currently serves on the
                                   board of Fenwick High School.
Peter I. Mason(1)...........   45 Mr. Mason has been a director of the Company since
                                   November 1994, and has served as President and Chief
                                   Operating Officer of the Company since May 1997, as
                                   President and Chief Executive Officer since October
                                   1997 and as Chairman since November 1997. Prior to
                                   joining May & Speh, Mr. Mason was a partner in the
                                   Chicago law firm of Freeborn & Peters, which he co-
                                   founded in 1983, and served as chairman of its
                                   operating committee from 1986 to 1996. He served as a
                                   director of U.S. Robotics Corporation from 1983 to
                                   1997, and currently serves as a director of Mastering,
                                   Inc. and several privately held businesses.
TERM EXPIRING IN 2000:
Robert C. Early(1)..........   44 Mr. Early has served as a director since November 1994.
                                   Mr. Early has served as Executive Vice President,
                                   Corporate Development of the Company since January
                                   1997. From October 1995 to January 1997, he served as
                                   Executive Vice President, Chief Financial Officer and
                                   Treasurer of the Company, and as Director of Corporate
                                   Growth from 1993 through October 1995. Prior to
                                   joining the Company, Mr. Early worked as an
                                   independent contractor with business advisory firms,
                                   including Ridge Capital Corp. and Ridge Advisors,
                                   Inc., which provide mergers and acquisitions, capital
                                   financing and strategic planning advisory services.
                                   From 1990 through 1992 Mr. Early was also Vice
                                   Chairman of Consolidated Convenience Systems, Inc., a
                                   holding company. Prior to 1990, Mr. Early spent
                                   approximately 12 years at Grant Thornton LLP, and was
                                   the partner responsible for the Chicago office Capital
                                   Markets Group from 1985 through 1990. Mr. Early is a
                                   CPA.

--------
(1) Member of Executive Committee
(2) Member of Audit Committee
(3) Member of Compensation Committee

  The Board of Directors has three standing committees, the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a nominating committee. The nominating function is performed by the Executive Committee, which has not established a formal policy or procedure for considering stockholder nominations. Stockholder nominations must comply with the notice requirements set forth in the Company's Bylaws.

  The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between the meetings of the Board, except as provided by the Bylaws or limited by the provisions of the Delaware General Corporation Law. During fiscal 1997, the Executive Committee did not meet.

  The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants for the following year and reviews the scope of the audit, the independent certified public accountant's report and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting policies. During fiscal 1997, the Audit Committee held four meetings.

  The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's executive officers, including decisions with respect to stock option grants. During fiscal 1997, the Compensation Committee held two meetings.

  During fiscal 1997, the Board of Directors held six meetings. All members of the Board attended all of the Board meetings and meetings of their respective committees during that period.

  Pursuant to an employment agreement with Peter I. Mason, the Company has agreed that Mr. Mason shall serve on the Executive Committee of the Board and, if a nominating committee is established, the nominating committee. Under the terms of the agreement, the Company also has agreed to have Casey Cowell serve as a Class I director of the Company, and Paul G. Yovovich serve as a Class III director. Pursuant to an employment agreement with Lawrence J. Speh, the Board has agreed that, during the term of that agreement and provided Mr. Speh owns at least 500,000 shares of Common Stock, Mr. Speh shall be nominated to serve on the Board. In addition, for so long as he is a member of the Board or a nominee to serve on the Board, Mr. Speh has agreed to vote all shares of Common Stock owned directly or in a fiduciary capacity by him in favor of the Company's nominees at the 1998 Annual Meeting, and all shares of Common Stock owned by him for the Company's nominees in subsequent elections. In addition, the Company's Chief Executive Officer has agreed to support the nomination and election of Albert J. Speh, Jr. to the Board. See "--Executive Compensation-- Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

COMPENSATION OF DIRECTORS

  Directors who are also employees of the Company are not separately compensated for serving on the Board of Directors. Non-employee directors are compensated through participation in the Executive Option Plan and cash payments for attendance at Board and committee meetings, and are reimbursed for related travel expenses. Non-employee directors receive $1,000 for each Board meeting attended and $750 for each standing committee meeting attended. Peter
I. Mason served as a non-employee director prior to becoming an officer of the Company in May 1997. Mr. Mason was not separately compensated for his attendance at any Board or committee meeting, although the law firm in which he was a partner, Freeborn & Peters, was compensated for Board and committee meetings attended by Mr. Mason based on his then standard hourly rate.

  Pursuant to the Executive Option Plan, each non-employee director receives options to purchase 21,600 shares of Common Stock, vesting over a three-year period. No additional option grants are made to non-employee directors for serving on a committee. The exercise price for such options is based upon the fair market value of the Common Stock on the date of grant. Directors receive grants on the effective date of their appointment. Subsequent comparable grants of options will be made on the third anniversary date of each option grant.

                            OWNERSHIP OF SECURITIES

  The following table sets forth, as of January 26, 1998, the number of shares of Common Stock beneficially owned by (i) all persons known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) all directors and nominees, (iii) the persons named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares shown as beneficially owned by them:

                                               AMOUNT AND NATURE       PERCENT
BENEFICIAL OWNER                            OF BENEFICIAL OWNERSHIP    OF CLASS
----------------                            -----------------------    --------
May & Speh, Inc. Employee Stock Ownership
 Plan......................................        8,204,266(1)          32.5%
Lawrence J. Speh...........................        4,156,932(2)          16.3
Albert J. Speh, Jr.........................        1,852,391(3)           7.4
Robert C. Early............................          285,130(4)           1.1
Michael J. Loeffler........................          162,158(5)             *
Terrance C. Cieslak........................          158,166(6)             *
Peter I. Mason.............................           91,200(7)             *
Deborah A. Bricker.........................           14,400(8)             *
Casey Cowell...............................          100,004(9)             *
Paul G. Yovovich...........................            5,000                *
Jonathan Zakin.............................           68,003(10)            *
All directors and executive officers as a
 group (13 persons)........................        7,450,184(2)(3)(11)   28.7

--------
*Less than one percent.
 (1) The address of the May & Speh, Inc. Employee Stock Ownership Plan (the "ESOP") is c/o Cole Taylor Bank, 850 W. Jackson Blvd., Chicago, Illinois 60607. Includes 6,899,180 shares that have been allocated or are available for allocation to the accounts of certain employees or former employees of the Company. ESOP participants have shared voting and investment power with respect to the shares allocated to their individual accounts.
 (2) Includes 645,876 shares held by trusts for the benefit of Lawrence J. Speh and 2,911,366 shares held by trusts for the benefit of members of Mr. Speh's family. Mr. Speh serves as sole trustee of each of these trusts and has sole voting and investment power over the shares held by the trusts. Also includes 341,000 shares issuable pursuant to currently exercisable options, and 3,758 shares allocated to Mr. Speh's ESOP account. Also includes 45,612 shares held by Mr. Speh's wife, as to which he disclaims beneficial ownership. Mr. Speh's address is c/o May & Speh, Inc., 1501 Opus Place, Downers Grove, Illinois 60515.
 (3) Includes 106,085 shares held by trusts for the benefit of members of Albert J. Speh, Jr.'s family. Mr. Speh serves as sole trustee of each of these trusts and has sole voting and investment power over the shares held by the trusts. Also includes 3,758 shares allocated to Mr. Speh's ESOP account. Mr. Speh's address is c/o May & Speh, Inc., 1501 Opus Place, Downers Grove, Illinois 60515.
 (4) Includes 21,312 shares held by a trust for the benefit of Mr. Early. Mr. Early serves as sole trustee of the trust and has sole voting and investment power over the shares held by the trust. Also includes 220,803 shares issuable pursuant to currently exercisable options, and 43,015 shares allocated to Mr. Early's ESOP account.
 (5) Includes 76,100 shares issuable pursuant to currently exercisable options, and 86,058 shares allocated to Mr. Loeffler's ESOP account.
 (6) Includes 62,600 shares issuable pursuant to options that are currently exercisable, and 95,566 shares allocated to Mr. Cieslak's ESOP account.

 (7) Includes 76,800 shares held by The Freeborn & Peters Profit Sharing Plan for the benefit of Mr. Mason, and 14,400 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days.
 (8) Shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days.
 (9) Shares held by a family limited partnership with respect to which Mr. Cowell has sole voting and investment power.
(10) Shares held by a family foundation with respect to which Mr. Zakin has shared voting and investment power.
(11) Includes 747,103 shares issuable pursuant to options that are currently exercisable or that will become exercisable within 60 days, and 321,575 shares allocated to the ESOP accounts of the executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than ten percent of the Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to provide the Company with copies of such reports. Based solely on a review of the copies provided to the Company and written representations from the directors and executive officers, the Company believes that all applicable Section 16(a) filing requirements have been met, except for the inadvertent failure to file a Form 3 by Eric M. Loughmiller upon becoming an executive officer of the Company in January 1997 and by John G. Jazwiec upon becoming an executive officer in May 1997.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth all compensation paid for services rendered to the Company during the Company's last three fiscal years in all capacities by (i) the Company's Chief Executive Officer during fiscal 1997, and (ii) the Company's four highest paid executive officers during fiscal 1997 other than the Chief Executive Officer (the "Named Executive Officers").

                                                     LONG-TERM
                                        ANNUAL      COMPENSATION
                                     COMPENSATION      AWARDS
                                    --------------- ------------
                                                     SECURITIES
                             FISCAL                  UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY   BONUS    OPTIONS    COMPENSATION(2)
---------------------------  ------ ------  ------- ------------ ---------------
Lawrence J. Speh(1)........   1997  392,000 300,000       --         39,632
                              1996  361,308 350,000       --         42,970
                              1995  346,000 300,000   900,000        34,574
Albert J. Speh, Jr.(1).....   1997  424,000 165,000       --         76,399
 Chairman Emeritus            1996  406,462 200,000       --         79,737
                              1995  400,000 200,000       --         74,000
Robert C. Early............   1997  265,000 100,000   100,000        44,677
 Executive Vice President,    1996  254,039 125,000       --         48,222
 Corporate Development        1995  192,000  40,000   600,000        44,508
Michael J. Loeffler........   1997  225,000 152,915       --         12,803
 Executive Vice President,    1996  196,733 125,000   200,000        30,620
 Direct Marketing Services    1995  175,000 324,000   180,000        30,033
Terrance C. Cieslak........   1997  210,000 147,571       --         12,803
 Executive Vice President     1996  167,797 110,000    50,000        30,620
 and Chief Technology         1995  156,000  91,000   132,000        30,058
 Officer

--------
(1) Lawrence J. Speh and Albert J. Speh, Jr. served as the Company's Chief Executive Officer and Chairman, respectively, during fiscal 1997.
(2) Includes contributions made by the Company to the Named Executive Officer's ESOP account. Also includes premiums paid by the Company for split-dollar life insurance policies in fiscal 1997, 1996 and 1995 as follows: Lawrence J. Speh, $37,233, $37,233 and $34,574; Albert J. Speh, $74,000, $74,000 and $74,000; and Robert C. Early, $15,000, $15,000 and
    $14,450, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during fiscal 1997.

                                                                          POTENTIAL REALIZABLE
                                                                        VALUE AT ANNUAL RATES OF
                                                                        STOCK PRICE APPRECIATION
                                     INDIVIDUAL GRANTS(1)                  FOR OPTION TERM(3)
                         ---------------------------------------------- -------------------------
                         NUMBER OF   PERCENT OF
                         SECURITIES TOTAL OPTIONS  EXERCISE
                         UNDERLYING  GRANTED TO     OR BASE
                          OPTIONS   EMPLOYEES IN   PRICE PER EXPIRATION
    NAME                  GRANTED   FISCAL YEAR(2)   SHARE      DATE        5%           10%
    ----                 ---------- -------------  --------- ---------- ----------- -------------
Robert C. Early.........  100,000       8.6%         $9.50    5/19/07    $597,450    $1,514,055

--------
(1) Options granted pursuant to the Executive Option Plan and subject to the terms of such plan. All options were granted at an exercise price equal to the fair market value of the Common Stock on the grant date and vest in equal annual installments over a five-year period.
(2) Based on an aggregate of 1,162,000 options granted to employees of the Company in fiscal 1997.
(3) Hypothetical gains based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date of grant over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

  The following table sets forth certain information regarding the exercise of stock options during fiscal 1997 by the Named Executive Officers and the number and value of unexercised options held by the Named Executive Officers as of September 30, 1997.

                                                      NUMBER OF
                                                SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                          NUMBER OF              UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                           SHARES                AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                          ACQUIRED    VALUE   ------------------------- -------------------------
      NAME               ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----               ----------- -------- ----------- ------------- ----------- -------------
Lawrence J. Speh........   19,000    $228,792   341,000      360,000    $4,022,095   $4,246,200
Robert C. Early.........   68,000     803,219   270,803      340,000     3,163,881    3,248,140
Michael J. Loeffler.....   44,000     522,533    98,600      232,000       806,187    1,309,240
Terrance C. Cieslak.....   26,000     308,708    62,600       88,000       649,167      681,160

--------
(1) The value of "in-the-money" options represents the difference between the exercise price of such option and $13 7/8, the last sale price of a share of Common Stock on September 30, 1997 as reported by The Nasdaq Stock Market.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  The Company entered into an employment agreement with Peter I. Mason in April 1997 pursuant to which Mr. Mason became President and Chief Operating Officer effective May 1997, and President and Chief Executive Officer effective October 1997. The agreement provides for an initial term of five years and a base salary at the rate of $350,000 per year in fiscal 1997 (pro rated for the portion of the year Mr. Mason was employed by the Company) and $400,000 per year thereafter, subject to review by the Compensation Committee on an annual basis. Mr. Mason is entitled to participate in all plans, programs and arrangements maintained by the Company for the benefit of its employees, as well as any bonus plans or arrangements established by the Company for the benefit of its senior executives, with a potential bonus of $125,000 for fiscal 1997. Under the terms of the agreement, the Company will pay the premiums on Mr. Mason's term life and long-term disability policies, and reimburse Mr. Mason for certain club dues. The agreement also provides for a grant of options to purchase 600,000 shares of Common Stock on the effective date of the agreement, and an additional grant of options to purchase 295,000 shares in October 1997. However, due to limits on the number of shares that may be granted to a participant under the plan in any single year, options to purchase 100,000 shares that were to be granted in fiscal 1997 were granted in fiscal 1998, and the Company has agreed to make deferred compensation payments to Mr. Mason in the approximate amount of $525,000. The deferred compensation arrangement is subject to review and approval by the Compensation Committee.

  Mr. Mason will be entitled to a lump sum payment equal to his base salary in the event of his death during the term of the agreement, and three times his base salary in the event he is terminated without cause or he resigns for good reason (including upon a change in control, a material breach of the agreement by the Company or if Mr. Mason ceases to be a director of the Company other than as a result of his resignation or refusal to stand for election). He also is eligible to participate in the Company's group medical and health insurance plans and other employee benefit plans and programs for a period of three years following termination, and will be entitled to receive his base salary and benefits for a period of one year if terminated due to disability. The agreement provides for tax gross-up payments if Mr. Mason becomes subject to certain excise taxes on payments under the agreement or any other plan, arrangement or agreement with the Company.

  The Company has agreed that Mr. Mason shall serve on the Executive Committee of the Board and, if a nominating committee is established, the nominating committee. Under the terms of the agreement, the Company also has agreed to have Casey Cowell serve as a Class I director of the Company, and another director proposed by Mr. Mason, Paul G. Yovovich, serve as a Class III director.

  The Company entered into an employment agreement with Michael J. Loeffler in October 1994. The agreement provides for an annual base salary of at least $180,000 over a five-year term, which is reviewed annually by the Compensation Committee. Mr. Loeffler is entitled to participate in the Company's general employee benefit plans and any plans, programs or arrangements for the benefit of its senior executives, and six months severance in the event he is terminated without cause.

  The Company entered into an amended and restated employment agreement and general release with Lawrence J. Speh in April 1997, which was further amended in November 1997. Pursuant to the agreement, as amended, Mr. Speh agreed to serve as an officer of the Company through September 1997 at his then current base salary of $392,000, and as a consultant to the Company for an additional five year period for an annual consulting fee of $300,000. The agreement also entitles Mr. Speh to participate in all plans, programs and arrangements maintained by the Company for the benefit of its employees and consultants, provides for reimbursement by the Company of certain club dues, requires the Company to pay life insurance premiums and up to $25,000 per year for office support and facilities, and provides for a single payment of $1.8 million and a bonus of $300,000 paid in January 1998. The Company also has agreed to register with the Securities and Exchange Commission for sale to the public all shares of Common Stock owned directly or in a fiduciary capacity by Mr. Speh upon the request of Mr. Speh or in the event the Company is otherwise registering shares of Common Stock for sale to the public, and to pay all expenses incident thereto, other than underwriting discounts and commissions, taxes and expenses of counsel engaged by Mr. Speh. Pursuant to the terms of the agreement, Mr. Speh has agreed to release and discharge the Company, its stockholders, directors, officers, employees and associated persons against any and all claims and causes of actions of any kind or nature.

  The Board has agreed that, during the term of the agreement and provided Mr. Speh owns at least 500,000 shares of Common Stock, Mr. Speh shall be nominated to serve on the Board. Mr. Speh has agreed, for so long as he is a member of the Board or a nominee to serve on the Board, not to (i) sell or otherwise dispose of any shares of Common Stock owned by him in a privately negotiated block sale or to any person who has filed a Schedule 13D with the Securities and Exchange Commission, (ii) solicit proxies or participate in a solicitation in opposition to any recommendation of the majority of the Board, (iii) act in concert with any other person for the purpose of acquiring, holding, voting, giving of consents or disposing of shares of Common Stock, (iv) seek to control or influence the management, Board or policies of the Company, (v) tender shares of Common Stock in a hostile tender or exchange offer in opposition to a Board recommendation, or (vi) solicit or encourage any offer to acquire the Company, its securities or its assets, or a merger or consolidation involving the Company. For so long as he is a member of the Board or a nominee to serve on the Board, Mr. Speh also has agreed to vote all shares of Common Stock owned directly or in a fiduciary capacity by him in favor of the Company's nominees at the 1998 Annual Meeting, and all shares of Common Stock owned by him for the Company's nominees in subsequent elections.

  The Company entered into an employment agreement with Albert J. Speh in June 1995. The agreement provides for a five-year employment term, with an initial base salary of $424,000. Following the employment term, the agreement provides for Mr. Speh to be retained as a consultant to the Company for a period of five years at $300,000 per year. During the employment term and consulting term, Mr. Speh is entitled to participate in all benefit programs of the Company, including the ability to receive bonus payments and option grants at the direction of the Compensation Committee. Mr. Speh's employment term was terminated in November 1997. Under the terms of the agreement, Mr. Speh is entitled to receive his base salary for the remaining portion of the original employment term, and the consulting fee for five years thereafter. In connection with the termination of the employment term, Mr. Speh is entitled to a bonus payment of $165,000 paid in January 1998, and the Company's Chief Executive Officer has agreed to support the nomination and election of Mr. Speh to the Board. In the event of the death of Mr. Speh, the Company will pay half of Mr. Speh's base salary to his estate for the remainder of his employment term.

STOCK PERFORMANCE GRAPH

  The graph below compares the quarterly percentage changes in the Company's cumulative total stockholder return from March 26, 1996 (the date of the Company's initial public offering) through September 30, 1997 (the last day of the Company's 1997 fiscal year) with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the CRSP Total Return Index for Nasdaq Computer & Data Processing Services Stocks for the same period. The graph assumes the investment of $100 and the reinvestment of all dividends. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                      LOGO

                           3/26/96 3/29/96 6/28/96 9/30/96 12/31/96 3/31/97 6/30/97 9/30/97
-------------------------------------------------------------------------------------------
  May & Speh, Inc.........   100    97.826 136.957 176.087 106.522   72.826 117.391 120.652
-------------------------------------------------------------------------------------------
  Nasdaq Stock Market
  (U.S. Companies)........   100   101.324 109.596 113.492 119.070  112.617 133.259 155.801
-------------------------------------------------------------------------------------------
  Nasdaq Computer & Data
  Processing..............   100   101.358 112.659 114.898 119.476  110.901 142.216 155.518


BOARD COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Board of Directors determines the compensation for the Company's Chief Executive Officer and its other most highly compensated executive officers. To ensure that the Company's executive compensation program is administered in an objective manner, the Compensation Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all of the Company's most highly compensated executive officers, the Compensation Committee determines the nature, timing and amount of awards and grants under the Company's stock option plans and makes recommendations as to the administration of other compensation plans and programs of the Company as they relate to executive officers.

  This report is intended to describe the philosophy that underlies the cash and equity-based components of the Company's executive pay program. It also describes the details of each element of the program, as well as the rationale for compensation paid to the Company's Chief Executive Officer and its executive officers in general.

 Compensation of Executive Officers Generally

  The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a principal view to enhancing stockholder value.

  Generally, the Company's executive compensation program makes a significant portion of each executive's pay contingent upon growth and improvement in the Company's results of operations, with the potential for exceptional reward for exceptional performance. More specifically, the program is designed to provide compensation for meeting and exceeding internal goals for earnings per share and to provide incentives to increase the market value of the Common Stock. The program is also designed to attract and retain talented executives who are essential to the Company's long-term success within a highly competitive industry that demands unique talents, skills and capabilities.

  Compensation criteria are evaluated annually to ensure they are appropriate and consistent with the business objectives that are important in meeting the Company's earnings per share, operating profits and revenue goals and in enhancing stockholder value. The Company's policies and programs are intended to (i) provide rewards contingent upon Company and individual performance,
(ii) link executive compensation to sustainable increases in stockholder value, (iii) promote teamwork among executives and other Company employees,
(iv) encourage the retention of a strong management team, and (v) encourage personal and professional development and growth.

 Components of Compensation

  The primary components of the Company's executive compensation package are salary, bonus and stock options.

  Salary. The Compensation Committee reviews each executive officer's salary annually. Objective and subjective performance goals are set each year for each executive officer which will vary depending upon the specific position or role of the executive within the Company. The Compensation Committee's review takes into consideration both the Company's performance with respect to earnings per share, operating profits and revenue, together with the duties and performance of each executive. The Compensation Committee also considers provisions relating to salary set forth in employment agreements with certain of the Company's executive officers. In making salary recommendations or decisions, the Compensation Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to determine the weight of each factor considered. The Compensation Committee also considers equity and fairness when comparing base salaries of executives. The salary changes for executive officers of the Company for fiscal 1997 were in response to an improvement in performance at every level of the Company, in earnings per share, operating profits and revenue, and in the achievement of other individual performance objectives.

  Bonus. Under the Company's Discretionary Compensation Plan for Senior Executive Employees (the "Bonus Plan") as implemented for fiscal 1997, certain employees of the Company who perform significant management and decision-making functions were eligible to receive a performance bonus. Awards to executives may be made by the Compensation Committee after considering the recommendation of the Company's Chief Executive Officer (except for awards granted to the Chief Executive Officer) and the financial performance of the Company as measured by net earnings, operating income, earnings per share, cash flow, return on equity or assets, pre-tax profit, earnings growth, revenue growth, or any combination of the foregoing or any other factors that the Compensation Committee deems relevant. Bonuses for fiscal 1997 were awarded based on the Company's financial performance, as measured by a number of the factors listed above.

  Stock Options. The Compensation Committee believes that the granting of stock options is an important method of rewarding and motivating management by aligning management's interests with those of the Company's stockholders on a long-term basis. In addition, the Compensation Committee recognizes that the Company conducts its business in an increasingly competitive industry and that, in order for the Company to remain highly competitive and at the same time pursue a high-growth strategy, it must employ the best and most talented executives, managers, and research and development personnel who possess demonstrated skills and experience. The Company believes that stock options play an important role in attracting and retaining such employees. For these reasons, the Company adopted the Executive Option Plan as a stock-based incentive program primarily for its executive officers and directors. The Committee believes the Executive Option Plan is an important feature of the Company's executive compensation package. Under the Executive Option Plan, the Compensation Committee may grant options to executive officers who are expected to contribute materially to the Company's future success. In determining the size of stock option grants, the Compensation Committee focuses primarily on the Company's performance and the perceived role of each executive in accomplishing such performance objectives, as well as the satisfaction of individual performance objectives. Stock options granted to executive officers generally become exercisable over a five-year period and typically are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant. The value of the stock options held by an executive is directly tied to the increase in the value of a share of the Common Stock.

  Compensation of the Chief Executive Officer. Mr. Lawrence J. Speh served as Chief Executive Officer of the Company during fiscal 1997. Mr. Speh was compensated during the 1997 fiscal year utilizing the same general philosophy and criteria used for other executive officers as described above, including
(i) the Company's achievement of earnings per share, operating profits and revenue goals, (ii) the growth and expansion of the Company, (iii) setting the strategic direction and vision for the Company, and (iv) increasing the productivity of the Company and other subjective criteria. During the 1997 fiscal year, Mr. Speh received a salary of $392,000 pursuant to his employment agreement with the Company and received a bonus of $300,000 which represented approximately 32% of the aggregate bonuses paid under the Bonus Plan.

  The Compensation Committee believes that Mr. Speh met his individual performance objectives for the 1997 fiscal year, as reflected by the Company's overall performance. The Company's net revenues increased 20% from $77.2 million in fiscal 1996 to $92.5 million in fiscal 1997, while net earnings increased 15% from $10.2 million to $11.7 million and earnings per share increased from $.42, based on 24.4 million weighted average shares outstanding, to $.45, based on 26.2 million weighted average shares outstanding. The Compensation Committee believes that Mr. Speh's total compensation for the 1997 fiscal year fairly and sufficiently rewarded him for such performance.

  Tax Considerations. The Compensation Committee has determined that it is unlikely that the Company would pay any amounts for fiscal 1997 that would result in a loss of the federal income tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and, accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time.

  The Compensation Committee generally is responsible for making determinations regarding executive compensation. However, during fiscal 1997, the full Board of Directors approved the employment agreements with Peter I. Mason and Lawrence J. Speh. Neither Mr. Mason nor Mr. Speh participated in the Board's actions regarding their respective employment agreements. Furthermore, Messrs. Cowell, Yovovich and Zakin, who were not members of the Board at the time, did not participate in the Board's actions regarding the employment agreements with Mr. Mason or Mr. Speh.

The Compensation Committee                   The Board of Directors




  Deborah A. Bricker           Peter I. Mason               Albert J. Speh,
  Casey Cowell                 Deborah A. Bricker           Jr.
  Paul G. Yovovich                                          Lawrence J. Speh
                               Casey Cowell (from May 19, 1997)
                               Robert C. Early              Paul G. Yovovich
                                                            (from May 19, 1997
                                                            Jonathan Zakin
                                                            (from November 12,
                                                            1997)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During fiscal 1997, Deborah A. Bricker, and, from June 30, 1997, Casey Cowell and Paul G. Yovovich, none of whom at any time have been employees of the Company, served on the Compensation Committee of the Board of Directors. Ms. Bricker is the President of Bricker & Associates, Inc. which provided consulting services to the Company during fiscal 1997. In addition, Peter I. Mason served as a member of the Compensation Committee prior to becoming an officer of the Company in May 1997. At the time of his service on the committee, Mr. Mason was a partner in the law firm of Freeborn & Peters, which provided legal services to the Company in fiscal 1997. See "--Certain Relationships and Related Transactions." Mr. Mason served as a director of U.S. Robotics Corporation and Mr. Cowell served as the Chairman and Chief Executive Officer of U.S. Robotics Corporation until May 1997. Mr. Cowell was not involved in the Board of Directors' deliberations or actions in connection with Mr. Mason's employment agreement with the Company, which was executed before Mr. Cowell became a director of the Company.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Prior to becoming an officer of the Company in May 1997, Peter I. Mason, who has served as a director of the Company since November 1994, was a partner in the law firm of Freeborn & Peters. Since 1993, Freeborn & Peters has served as general counsel to the Company.

  Deborah A. Bricker, a director of the Company, is the founder, President and majority stockholder of Bricker & Associates, Inc., a productivity consulting firm. Bricker & Associates, Inc. provides consulting services to the Company. During fiscal 1997, the Company paid Bricker & Associates, Inc. approximately $313,000 for such services.

  During fiscal 1997, the Company made an interest-free loan in the amount of $80,000 to John G. Jazwiec, who joined the Company as Senior Vice President and Chief Information Officer in May 1997. The Company extended the loan to assist Mr. Jazwiec in paying certain relocation expenses. The loan must be repaid in full within 24 months of the date of the loan.

                PROPOSAL 2. AMENDMENT TO EXECUTIVE OPTION PLAN

  Stockholders are being asked to vote upon a proposal to approve an amendment to the Executive Option Plan that will increase the number of shares of Common Stock available for issuance thereunder by 1,400,000 shares. The proposed amendment has been adopted by the Board of Directors, subject to stockholder approval at the Annual Meeting. The Board believes the amendment is necessary to provide the Company with a sufficient reserve of Common Stock for future option grants to attract and retain the services of executives, directors and key employees who are essential to the Company's long-term success. The following description of the general features of the Executive Option Plan is qualified in its entirety by reference to the full text of the plan, a copy of which may be obtained without charge upon written request to the Secretary of the Company.

  Under the Executive Option Plan, incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified options may be granted to executives, nonemployee directors and consultants of Company or any subsidiary. Approximately 13 individuals currently are eligible to receive options under the Executive Option Plan. A total of 3,600,000 shares of Common Stock were reserved for issuance under the Executive Option Plan. As of January 26, 1998, approximately 233,600 shares were available for new grants under the plan. Shares that are subject to options granted under the Executive Option Plan but which are not issued because such options expire or are otherwise terminated or canceled will again become available for issuance upon such expiration or cancellation. The last sale price of the Common Stock on January 26, 1998 was $13 per share, as reported by the Nasdaq Stock Market.

  The Executive Option Plan is administered by the Compensation Committee of the Board of Directors which, subject to the terms of the Executive Option Plan, has authority to determine the material terms and provisions under which options are granted, including the individuals to whom options may be granted, exercise prices and numbers of shares subject to options, the time or times during which options may be exercised and certain other terms and conditions. The Board and the Compensation Committee may from time to time withdraw or amend the Executive Option Plan, provided the Board and the Compensation Committee may not (i) withdraw or cancel any outstanding option without the consent of the option holder, or (ii) increase the number of shares reserved for issuance thereunder or change the class of persons to whom an option may be granted without stockholder approval within one year of such amendment.

  The exercise price of ISOs granted under the Executive Option Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant and, in the case of ISOs granted to holders of more than 10% of the voting stock of the Company or any subsidiary, not less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified options may be equal to or greater than the fair market value of the Common Stock on the date of grant. ISOs granted to holders of more than 10% of the voting stock of the Company or any subsidiary may not be exercised later than five years from the date of grant, and other options granted under the Executive Option Plan may not be exercised later than ten years from the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable upon the exercise of ISOs granted to an optionee under all plans of the Company or any subsidiary that become exercisable for the first time during any one calendar year may not exceed $100,000. In no case may options to purchase more than 500,000 shares of Common Stock be granted to any participant in the Executive Option Plan in any fiscal year.

  Options granted under the Executive Option Plan become exercisable in five equal annual installments beginning on the first anniversary of the date of grant, unless the Compensation Committee specifies a shorter or longer period in any particular case. Options granted to non-employee directors generally become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. See "Proposal 1. Election of Directors-- Compensation of Directors." All or any part of any unexercised option may be exercised, whether or not then vested, by an optionee upon a "change of control" of the Company or upon the occurrence of any other event which, in the sole discretion of the Compensation Committee, deserves special consideration. A "change of control" is defined in the Executive Option Plan as the date on which any person or entity, or persons or entities acting in concert, acquire beneficial ownership of 51% or more of the Company's Common Stock within a period of six months. The Compensation Committee, in its discretion, in lieu of issuing shares upon exercise of options, may pay cash, in an amount equal to the difference between the then fair market value of the shares and the exercise price.

  Options granted under the Executive Option Plan are not transferable, except to the extent that the representative of the estate or the heirs of a deceased option holder are permitted to exercise such options, and, during such holder's lifetime, are exercisable only by the holder or by his or her legal representative. Options granted under the Executive Option Plan generally terminate 30 days after the holder ceases to be an employee, director or consultant of the Company or any subsidiary, except in the case of death or disability, in which event vested options may be exercised at any time within one year following the date of death or disability, and except in the case of retirement upon attaining the age of 65, in which event vested options may be exercised at any time within three months of the date of retirement. In no event may an option be exercised later than the originally prescribed term of the option. The Executive Option Plan will terminate in September 2004 unless previously terminated by the Board of Directors.

  A person who is granted a stock option under the Executive Option Plan will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of a non-qualified option, the difference between the exercise price and the fair market value of the stock on the date of exercise will be taxable as ordinary income in the taxable period in which the exercise occurs, and the Company will be entitled to a corresponding deduction, to the extent permitted under Section 162(m) of the Code. The Company will be entitled to the deduction at the same time the employee recognizes income and in an amount equal to the amount of ordinary income recognized by the employee, provided the Company reports such income recognition to the Internal Revenue Service.

  Although no taxable income will be recognized by the employee upon exercise of an ISO and the Company is not entitled to a tax deduction by reason of such exercise, the excess of the fair market value on the date of exercise over the exercise price is an adjustment which increases alternative minimum taxable income, the base upon which alternative minimum tax is computed. Upon the sale or other disposition of the ISO shares after the later of (i) two years after the grant date, and (ii) one year after the purchase date, any gain or loss will be treated as a capital gain or loss (long-term or short-term, depending on the holding period of the stock sold). The tax basis of the option shares in such case generally equals the exercise price. The Company will not be entitled to a tax deduction with respect to the ISO shares under these circumstances. If stock purchased pursuant to the exercise of an ISO is sold within two years from the date of grant of the option or within one year after the transfer of stock to the employee pursuant to exercise of the ISO, then the difference between the exercise price and the lesser of (i) the fair market value of the Common Stock at the date of purchase, or (ii) the sales price, will be taxable as ordinary income and the Company will be entitled to a corresponding deduction, to the extent permitted under Section 162(m).

  As described above, the Company generally is entitled to an income tax deduction for any compensation income taxed to participants in the Executive Option Plan. Under Section 162(m) of the Code, however, unless the compensation meets the stockholder approval and other requirements of Section 162(m), the Company would not be entitled to a deduction for compensation paid to certain covered executives to the extent the compensation paid to any such person exceeds $1 million. The Executive Option Plan is designed to meet the stockholder approval and other requirements of Section 162(m).

  The table below sets forth, as of January 26, 1998, the number of options granted to the specified persons and groups under the Executive Option Plan since its inception in 1994.

                                                                     NUMBER OF
                                                                     SECURITIES
                                                                     UNDERLYING
                         NAME AND POSITION                            OPTIONS
                         -----------------                           ----------
Peter I. Mason, Chairman, President and Chief Executive Officer.....   916,600
Robert C. Early, Executive Vice President, Corporate Development....   700,000
Michael J. Loeffler, Executive Vice President, Direct Marketing
 Services...........................................................   480,000
Terrance C. Cieslak, Executive Vice President and Chief Technology
 Officer............................................................   232,000
Lawrence J. Speh....................................................   900,000
Albert J. Speh, Jr., Chairman Emeritus..............................         0
Deborah A. Bricker..................................................    21,600
Casey Cowell........................................................    21,600
Paul G. Yovovich....................................................    21,600
Jonathan Zakin......................................................    21,600
All current executive officers as a group (7 persons)............... 2,528,600
All current directors who are not executive officers as a group (6
 persons)...........................................................   986,400
All employees, including all current officers who are not executive officers, as a group
 (5 persons)........................................................   390,000

NEW PLAN BENEFITS

  The table below sets forth, with respect to the persons and groups specified therein and as of January 26, 1998, the number of shares underlying options that have been granted subject to stockholder approval of Proposal 2, and the weighted average exercise price of such options. These grants are also included in the table above. In addition to these grants, each non-employee director will be granted an option to purchase 21,600 shares under the Executive Option Plan when they first become a non-employee director, and an additional grant on the third anniversary of the initial grant if they continue to serve as directors on such date. See "Proposal 1. Election of Directors--Compensation of Directors."

                                                            NUMBER OF  WEIGHTED
                                                            SECURITIES AVERAGE
                                                            UNDERLYING EXERCISE
                     NAME AND POSITION                       OPTIONS    PRICE
                     -----------------                      ---------- --------
Peter I. Mason, Chairman, President and Chief Executive
 Officer...................................................      --     $ --
Robert C. Early, Executive Vice President, Corporate
 Development...............................................  100,000     9.50
Michael J. Loeffler, Executive Vice President, Direct
 Marketing Services........................................  100,000    13.50
Terrance C. Cieslak, Executive Vice President and Chief
 Technology Officer........................................   50,000    13.50
Lawrence J. Speh...........................................      --       --
Albert J. Speh, Jr., Chairman Emeritus.....................      --       --
All current executive officers as a group (7 persons)......  250,000    11.90
All current directors who are not executive officers as a
 group (6 persons).........................................   21,600    13.50
All employees, including all current officers who are not
 executive officers, as a group (596 persons)..............      --       --

  The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of the amendment to the Executive Option Plan.

  The Board of Directors recommends a vote FOR approval of the amendment to the Executive Option Plan.

               PROPOSAL 3. AMENDMENT TO KEY EMPLOYEE OPTION PLAN

  Stockholders are being asked to vote upon a proposal to approve an amendment to the Company's Key Employee Option Plan that will increase the number of shares available for issuance thereunder by 1,000,000 shares. The Board believes the amendment is necessary to provide the Company with a sufficient reserve of Common Stock for future option grants to attract and retain the services of technical, sales and marketing and other key employees who are essential to the Company's long-term success. Stockholder approval of the amendment is not required under the terms of the plan or by law. However, the Board believes stockholder input on this matter would be valuable, and therefore has submitted this proposal to the stockholders and shall be bound by the results of the vote. The following description of the general features of the Key Employee Option Plan is qualified in its entirety by reference to the full text of the plan, a copy of which may be obtained without charge upon written request to the Secretary of the Company.

  Directors and executive officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 are not eligible to participate in the Key Employee Option Plan. Under the Key Employee Option Plan, ISOs and non-qualified stock options may be granted to employees, independent contractors and officers (who are not subject to Section 16) of the Company and its subsidiaries. A total of 2,000,000 shares of Common Stock were reserved for issuance under the Key Employee Option Plan. As of January 26, 1998, approximately 530,500 shares were available for new grants under the plan. In no case may options to purchase more than 500,000 shares of Common Stock be granted to any participant in the Key Employee Option Plan in any fiscal year. The Key Employee Option Plan may be administered by the Board of Directors or a committee thereof, and its terms and conditions are substantially similar to the terms of the Executive Option Plan. See "Proposal
2. Amendment to Executive Option Plan."

  The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of the amendment to the Key Employee Option Plan.

  The Board of Directors recommends a vote FOR approval of the amendment to the Key Employee Option Plan.

          PROPOSAL 4. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  Upon recommendation of the Audit Committee, the Board of Directors of the Company has selected Price Waterhouse LLP as independent public accountants to audit the consolidated financial statements of the Company, and has directed that this selection be presented to the stockholders for approval at the Annual Meeting. Price Waterhouse LLP has audited the Company's financial statements since 1995. It is anticipated that representatives of Price Waterhouse LLP will attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to questions from stockholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Price Waterhouse LLP. In the event stockholders fail to ratify the appointment of Price Waterhouse LLP, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its stockholders.

  The Board of Directors recommends a vote FOR the ratification of Price Waterhouse LLP as the Company's independent public accountants.

                                 OTHER MATTERS

  The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those listed in the notice of the meeting. If any other matters do come before the Annual Meeting, it is intended that the holders of proxies solicited by the Board of Directors will vote on such other matters in their discretion in accordance with their best judgment.

                            ADDITIONAL INFORMATION

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE CORPORATE SECRETARY OF MAY & SPEH, INC., 1501 OPUS PLACE, DOWNERS GROVE, ILLINOIS 60515.

                             STOCKHOLDER PROPOSALS

  In the event any stockholder intends to present a proposal at the Annual Meeting of Stockholders to be held in 1999, such proposal must be received by the Corporate Secretary of the Company, in writing, on or before October 9, 1998 to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                          By Order of the Board of Directors,

                                          /s/ Eric M. Loughmiller

                                          Eric M. Loughmiller
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

Downers Grove, Illinois
February 6, 1998

--------------------------------------------------------------------------------
PROXY
                               MAY & SPEH, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter I. Mason and Eric M. Loughmiller, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock, par value $.01 per share, of May & Speh, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 11, 1998, or any adjournment thereof, as follows:

1.   ELECTION OF DIRECTORS:

          Nominees: Deborah A. Bricker, Casey Cowell, Lawrence J. Speh,
                    Paul G. Yovovich, Jonathan Zakin
          -------------------------------------------------------------
          (Except nominees written above)

          [_]  FOR ALL

          [_]  AGAINST ALL

          [_]  FOR ALL EXCEPT


2.   PROPOSAL TO AMEND THE 1994 EXECUTIVE STOCK OPTION PLAN

          [_] FOR               [_] AGAINST              [_] ABSTAIN

3.   PROPOSAL TO AMEND THE 1995 KEY EMPLOYEE STOCK OPTION PLAN

          [_] FOR               [_] AGAINST              [_] ABSTAIN

4. PROPOSAL TO RATIFY PRICE WATERHOUSE LLP as the Company's independent public accountants for the 1998 fiscal year.

          [_] FOR               [_] AGAINST              [_] ABSTAIN

5. In accordance with their discretion upon such other matters as may properly come before the meeting and any adjournment thereof.

     When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

Dated:                , 1998
       ---------------             ---------------------------------------------
                                                 (Signature)


                                   ---------------------------------------------
                                                 (Signature)

                                   (Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

                                   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

THE FOLLOWING MATERIALS ARE BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. THESE MATERIALS ARE NOT PART OF THE PROXY STATEMENT TO BE PROVIDED TO STOCKHOLDERS.

(Qualified plan under (S)16)

                             AMENDED AND RESTATED
                       1994 EXECUTIVE STOCK OPTION PLAN
                                      OF
                               MAY & SPEH, INC.


     1. Introduction and Purpose. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of May & Speh, Inc. (the "Corporation") by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by Eligible Executives upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their service and operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Executives, on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

          a. "Board of Directors" or "Board" shall mean the Board of Directors of May & Speh, Inc. as constituted at any time.

          b. "Change in Control" shall mean the date on which any person or entity, or persons or entities acting in concert, shall acquire the beneficial ownership, as defined by the Board of Directors in its sole discretion, of fifty-one percent (51%) or more of the Corporation's Shares then outstanding within a period of six (6) months.

          c. "Committee" shall mean the Stock Option and Compensation Committee, as described in Section 3 hereof, appointed by the Board to administer this Plan.

          d. "Common Stock" means the common stock of the Corporation, par value $.01 per share, including both treasury shares and authorized but unissued shares, or any security of the Corporation issued in substitution, exchange or in lieu thereof.

          e.  "Corporation" shall mean May & Speh, Inc.

          f. "Effective Date" shall have the meaning assigned in Section 3.c. of this Plan.

          g. "Eligible Executives" shall have the meaning assigned in Section 4 of this Plan.

          h. "Fair Market Value" on a specified date shall mean (i) the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (ii) if (i) above is not applicable, the closing price for a Share on the stock exchange, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (iii) if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

          i. "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

          j. "Issue Date" shall mean the date designated by the Committee for measuring the vesting of an Eligible Executive's Options under Section 5 hereof. Unless otherwise designated by the Committee, the Issue Date of an Option shall be the date that the Option is awarded to the Eligible Executive by the Committee.

          k. "Non-employee Director" shall have the meaning assigned in Section 3.c of this Plan.

          l. "Options" shall mean the stock options issued pursuant to this Plan.

          m. "Original Issue Date" shall have the meaning assigned in Section 3.c of this Plan.

          n. "Plan" shall mean this Amended and Restated 1994 Executive Stock Option Plan of May & Speh, Inc., as originally adopted by the Board of Directors and approved by the stockholders of the Corporation and made effective on September 30, 1994, as amended and restated hereby in its entirety, and as may be further amended from time to time.

          o.  "Plan Year" means the calendar year.

          p. "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          q. "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          r.  "Share" shall mean a share of Common Stock of the Corporation.

          s. "Subsidiary" shall mean any "subsidiary corporation", as such term is defined in Section 424(f) of the Internal Revenue Code.

          t. "Voting Power" means the voting power of all securities of the Corporation then outstanding, generally entitled to vote for the election of directors of the Corporation.

     3.  Administration of the Plan.

          a. The Committee shall be appointed by the Board of Directors and shall consist of at least two (2) members of the Board of Directors. Each and every member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall award Options under the Plan and shall have the authority to administer the Plan as provided herein and, in exercising this authority, shall establish such rules and procedures as are necessary or advisable to administer the Plan.

          b. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his or her designation and until his or her successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the President, Secretary or Assistant Secretary of the Corporation in person or by certified or registered mail, return receipt requested, sent to 1501 Opus Place, Downers Grove, Illinois 60515, and, unless otherwise specified therein, such resignation shall take effect upon receipt of such written notice. The acceptance of such resignation by the President, Secretary or Assistant Secretary of the Corporation shall not be necessary for such resignation to be made effective.

          c. Each member of the Board of Directors who is not also an employee of the Corporation, including members of the Committee ("Non-employee Directors"), shall receive Options under the Plan pursuant to the formula set forth in this Section 3.c. Options to purchase 21,600 Shares shall be issued on the later to occur of (i) the effective date of a registration statement on Form S-1 filed with the Securities and Exchange Commission by the Corporation pursuant to the Securities Act of 1933, as amended (the "Effective Date"), and (ii) the date such person is appointed as a director of the Corporation (the "Original Issue Date"). Such Options issued to Non-Employee Directors shall vest and become exercisable in equal annual installments over a three-year period commencing one year after the Issue Date of such Option. Options to purchase an additional 21,600 Shares shall be issued to each Non-employee Director who continues to serve on the Board of Directors on the third anniversary of the Original Issue Date, and every three years thereafter. The exercise price of any Option granted to a Non-employee

     Director hereunder shall be equal to the Fair Market Value as of the Issue Date, except as provided in Sections 6 and 7 hereof. The provisions of this paragraph may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes.

     4. Participants. Except as hereinafter provided, the class of individuals who are potential recipients of Options to be granted under this Plan ("Eligible Executives") consists of those individuals who, in the sole discretion of the Committee, are the key executive employees of the Corporation or any of its Subsidiaries who shall be in a position, in the opinion of the Committee, to make the most significant contributions to the growth, management, and success of the Corporation or its Subsidiaries; provided, however, that Options may be granted to a director or independent contractor of the Corporation who, at the time of such grant, is not an employee of the Corporation or its Subsidiary (such persons are included in the definition of "Eligible Executives"). The Eligible Executives to whom Options are granted under this Plan and the number of Shares subject to each such Option shall be determined by the Committee in its sole discretion, in accordance with the terms and conditions of this Plan.

     5.  Grant and Vesting of Options.

          a. The Committee may, but shall not be required to, grant in accordance with this Plan, Options to purchase an aggregate of up to 3,600,000 Shares of Common Stock, which may be either treasury shares or authorized but unissued Shares.

          b. Except as otherwise provided herein, Options awarded pursuant to this Plan shall vest and become exercisable in equal annual installments over a five-year period commencing one year after the Issue Date of such Option; provided, however, that the Committee may in its discretion specify a shorter or longer vesting period in any particular case.

          c. Options granted under this Plan may be either non-qualified stock options or incentive stock options, within the meaning of Section 422 of the Internal Revenue Code. An Option granted under this Plan shall be deemed to be a non-qualified stock option unless the Committee, in its sole discretion, designates otherwise. Options which are designated not to be incentive stock options shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

          d. Nothing contained herein shall be construed to prohibit the grant of Options at different times to the same Eligible Executive, provided, however, that in no event shall an Eligible Executive be granted an Option to purchase more than 500,000 Shares in any fiscal year of the Corporation.

          e. The terms of any Option granted to an Eligible Executive shall, subject to the terms and provisions of this Plan, be conclusively determined by the Committee, in its sole discretion. The terms and provisions of the Option shall be set forth in writing in a certificate or agreement (the "Option Certificate") signed by the Option holder and on behalf of the Corporation by the President, any Vice President or the Treasurer of the Corporation. The Option Certificate shall state whether or not the Option is an incentive stock option or a non-qualified stock option. At the time an Option is granted, the Committee may, in its sole discretion, establish one or more conditions to the exercise of such Option, provided that if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with
     Section 422 of the Internal Revenue Code.

     6.  Price.   The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted and may be equal to or greater than (but not less than) the Fair Market Value of the Common Stock on the date such Option is granted; provided, however, if the Option is an incentive stock option, in no event shall the price be less than one hundred ten percent (110%) of the Fair Market Value of a Share if the employee is a greater than ten percent (10%) shareholder within the meaning of
Section 422(b)(6) of the Internal Revenue Code.

     7. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee, in its sole discretion, but not more than ten (10) years from the date upon which the Option is granted (five (5) years if the option is an incentive stock option and the employee is a greater than ten percent (10%) shareholder within the meaning of Section 422(b)(6) of the Internal Revenue Code).

     8. Limitations Regarding Ten Percent Stockholders. No Option which is intended to qualify as an incentive stock option may be granted under this Plan to any Eligible Executive who, at the time the Option is granted, owns, or is considered to own, within the meaning of Section 422 of the Internal Revenue Code, Shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or its Subsidiaries, unless (i) the exercise price under such Option is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and (ii) the duration of such Option is no more than five (5) years.

     9. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of or to have any of the rights of a stockholder with respect to any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered Shares to the Option holder, and (iii) said holder's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

     10. Non-Transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the holder thereof, except to the extent that the representative of the estate or the heirs of a deceased Option holder may be permitted to exercise such options and rights thereunder and, during the holder's lifetime, shall be exercisable only by the holder or his or her legal representative.

     11.  Exercise of Options.

          a. Except as otherwise provided herein, an Option, after the grant and vesting thereof in accordance with Section 5 of this Plan, shall be exercisable by the holder of such Option at such rate and times as may be fixed by the Committee at the time the Option is granted; provided, however, no Option granted to an officer, director or ten percent (10%) beneficial holder, as defined in Rule 16a-1(a) of the Securities Exchange Act of 1934, shall be exercised earlier than six (6) months from the date such Option is granted; and, provided further, no Option may be exercised in part or in full, prior to the approval of the Plan by a majority vote of the shareholders of the Corporation, as provided in Section 20 herein.

          b. Notwithstanding any other provision of this Plan, any Option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant), with respect to which such Option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary) first becomes exercisable in any calendar year, exceeds $100,000.

          c. All or any part of any remaining unexercised Options granted to any Eligible Executive may be exercised in full, after approval of the Plan by the stockholders of the Corporation as provided in Section 20 herein, whether or not then vested and exercisable, upon a Change in Control or upon the occurrence of such special circumstance or event which, in the sole discretion of the Committee, merits special consideration.

          d. An Option shall be exercised by the delivery of a written notice duly signed by the Option holder thereof (or the representative of the estate or the heirs of a deceased Option holder), together with the Option Certificate and either (i) cash, (ii) a certified check payable to the order of the Corporation, (iii) Shares duly endorsed over to the Corporation (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or (iv) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Such payment shall be delivered to the Treasurer, Secretary or Assistant Secretary of the Corporation who has been designated for the purpose of receiving the same.

          e. No Option may be granted or exercised pursuant to the provisions herein when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

          f. Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall (i) cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise or (ii) endorse the original Option Certificate to give effect to the partial exercise thereof.

          g. No incentive stock option issued herein shall be exercised by an Eligible Executive until such employee has been in the employ of the Company for a period of at least three (3) months following the date such Option is granted.

     12. Disposition of Shares. If the Option is an incentive stock option, no Shares acquired pursuant to the exercise of an Option granted herein may be sold, exchanged, gifted or otherwise disposed of within two (2) years of the date such Option was granted or one (1) year of the date such Option was exercised, whichever is later.

     13. Fractional Shares. The Corporation shall not be required to issue fractional Shares pursuant to this Plan and, accordingly, Eligible Executives may be required to accumulate vested Options, or portions thereof, until they can purchase a whole Share or Shares.

     14. Exchange of Options for Cash. The Committee may, from time to time, in its sole discretion, grant cash to an Eligible Executive, upon his or her written request, in exchange for any Option granted herein which is vested but has not been exercised by such employee. The amount of cash to be granted shall be conclusively determined by the Board, in its sole discretion, as equal to the difference between (i) the Fair Market Value of a Share on the date such written request is received and (ii) the exercise price of the Option. Such written request shall be considered received when personally delivered to the Secretary or Assistant Secretary of the Corporation or upon the receipt of a letter sent by certified or registered mail, return receipt requested, to 1501 Opus Place, Downers Grove, Illinois 60515, or three (3) days after such letter is sent, whichever is earlier. Upon the Committee's grant of cash, as provided herein, such Option or Options exchanged shall be immediately terminated. This paragraph 14 shall not be interpreted as creating any affirmative obligation on the Committee, Corporation or its Subsidiary to purchase any such options of an Eligible Executive, which decision shall rest in the sole discretion of the Committee.

     15.  Termination of Services.

          a. All or any part of any Option, to the extent unexercised, shall terminate immediately if the Option holder ceases to be an employee of the Corporation or its Subsidiary, or (if applicable) ceases to be a director or independent contractor awarded an Option pursuant to Section 4 herein; except that the Option holder shall have until the end of the thirtieth
     (30th) day following the date he or she ceases to be an employee, director or independent contractor of the Corporation or its Subsidiary to exercise any unexercised vested Option rights that he or she could have exercised immediately prior to such cessation; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. All unvested Options shall immediately lapse if the Option holder ceases to be an employee of the Corporation or any of its Subsidiaries or a director or independent contractor who is awarded an Option pursuant to Section 4 herein. Notwithstanding the foregoing, if an individual ceases to be an employee of the Corporation or its Subsidiary due to (i) retirement on or after attaining the age of sixty-five (65) years (or such earlier date as such person shall be permitted under the Corporation's retirement plan),
     (ii) disability (as such term is defined in Section 422(c)(6) of the Internal Revenue Code, the existence of which shall be conclusively determined by the Committee in its sole discretion), or (iii) death, then the Option holder, or the representative of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the Options which are unexercised at the time of such retirement, disability or death; but only to the extent that such Options, which are then vested, are exercised (i) within three (3) months of the Option holder's retirement,
     (ii) within one (1) year of the Option holder's disability, or (iii) within one (1) year of the Option holder's death, as the case may be; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an employee, director, or independent contractor of the Corporation or its Subsidiary because of the Option holder's violation of his or her duties to the Corporation and its Subsidiaries, the existence of such violation to be conclusively determined by the Committee in its sole discretion, all unexercised Options of such Option holder shall immediately terminate and such Option holder shall have no right to exercise any unexercised Option he or she might have exercised prior to the date he or she ceased to be an employee, director, or independent contractor of the Corporation or its Subsidiary.

          b. Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Executive any right to continue in the employ of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to request, in its sole discretion, the retirement, resignation or discharge of such Eligible Executive, at any time, with or without cause.

     16.  Adjustment of Shares.

          a. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Common Stock of the Corporation or if the Common Stock of the Corporation shall be split, converted, exchanged, reclassified or in any way substituted, the Option, to the extent that it has not been exercised, shall entitle the holder thereof, upon the future exercise of the Option, to such number and kind of securities, cash or other property, subject to the terms of the Option, to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If, prior to the complete exercise of any Option, there shall be a spin-off transaction pursuant to the reorganization of the Corporation, the Option, to the extent that it has not been exercised, shall be adjusted by adjusting the exercise price of the Option and adjusting the number of Shares subject thereto, in order to reflect the decrease, if any, in the fair market value of the Shares resulting from the spin-off transaction; in any such case, the Option as adjusted, shall entitle the holder thereof, upon the future exercise of the Option, to the number of Shares which have a fair market value, immediately after the occurrence of the spin-off transaction, equal to the fair market value of the Shares subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the Option on the day before the occurrence of such spin-off transaction. Any fractional Shares or other securities payable upon the exercise of the Option, as a result of such adjustment due to the occurrence of such stock dividend, stock split, conversion, exchange, reclassification, substitution or spin-off transaction, shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares, with respect to which Options remain to be issued or with respect to which Options may be reissued, shall be adjusted in a similar manner.

          b. Except as otherwise provided in Section 11.c. hereof, upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation or entity, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of substantially all of the property of the Corporation to another corporation, both the Plan and the Options issued thereunder shall terminate, unless a provision is made in connection with such transaction for (i) the assumption of Options theretofore granted or (ii) the substitution for such Option with options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

     17.  Issuance of Shares and Compliance with Securities Laws.

          a. Before issuing and delivering any Shares to an Option holder, the Corporation may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable federal and state securities laws, rules and regulations, including but not limited to the Securities and Exchange Commission Rule 144 and Section 16(b) of the Securities Exchange Act of 1934, (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares, as appropriate to reflect resale restrictions, if any, imposed by the Committee pursuant to the Option when granted, or as appropriate to comply with any applicable state or federal securities laws, rules or regulations, and (iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by such Option upon a securities exchange or under applicable securities laws.

          b. Any provision inconsistent with Rule 16b-3 under the Securities Exchange Act of 1934 shall thereafter be inoperative and shall not affect the validity of the Plan.

     18. Income Tax Withholding. If the Corporation or its Subsidiary shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Option holder. In any event, the holder shall promptly make available to the Corporation or such Subsidiary, when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Corporation or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary from any funds or property due or to become due to the holder.

     19.  Administration and Amendment of the Plan.

          a. Except as hereinafter provided, the Board of Directors and the Committee may, at any time, withdraw or, from time to time, amend the Plan as it relates to the terms and conditions of any Options not theretofore granted. The Board of Directors and the Committee, with the consent of each affected Option holder may, at any time, withdraw or cancel any outstanding Option or, from time to time, amend the Plan as it relates to the terms and conditions of any outstanding Option. Notwithstanding the foregoing, any amendment which would increase the number of Shares issuable under Options or change the class of persons to whom Options may be granted must be adopted by the Board of Directors and shall be contingent upon the approval of the stockholders of the Corporation within one (l) year of such amendment.

          b. Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     20.  Effective Date of the Plan.

          a. This 1994 Executive Stock Option Plan, in the form as amended and restated hereby, has been adopted and approved by the Board of Directors, and shall be effective as of the effective date of a registration statement on Form S-1 filed with the Securities and Exchange Commission by the Corporation pursuant to the Securities Act of 1933, as amended, provided that it shall have been approved pursuant to the affirmative vote of the holders of a majority of the outstanding Shares of the Corporation's voting stock, either in person, by proxy or by consent, within 12 months following its adoption by the Board of Directors.

          b. The Plan shall remain in full force and effect until the close of business on September 30, 2004, at which time the right to grant Options under the Plan shall automatically terminate, unless the stockholders of the Corporation approve an extension or renewal of the Plan for such new or additional term agreed upon by the stockholders. Any options granted before the termination of the right to grant options under the Plan shall continue to be governed thereafter by the terms of the Plan.

     21. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment from being made under the Plan, and if the making of any payment in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment that would not be unlawful, invalid or unenforceable shall be made under the Plan.

     22. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States of America, shall be governed by the laws of the State of Illinois and construed accordingly.

                               1995 KEY EMPLOYEE
                             STOCK OPTION PLAN OF
                               MAY & SPEH, INC.

                   (As amended and restated August 8, 1996)

     1. Introduction and Purpose. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of May & Speh, Inc. (the "Corporation") by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by Eligible Employees upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their service and operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Employees, on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

          a. "Board of Directors" or "Board" shall mean the Board of Directors of May & Speh, Inc. as constituted at any time.

          b. "Change in Control" shall mean the date on which any person or entity, or persons or entities acting in concert, shall acquire the beneficial ownership, as defined by the Board of Directors in its sole discretion, of fifty-one percent (51%) or more of the Corporation's Shares then outstanding within a period of six (6) months.

          c. "Committee" shall mean the committee described in Section 3 hereof appointed by the Board to administer this Plan.

          d. "Common Stock" means the common stock of the Corporation, par value of $.01 per share, including both treasury shares and authorized but unissued shares, or any security of the Corporation issued in substitution, exchange or in lieu thereof.

          e.   "Corporation" shall mean May & Speh, Inc.

          f. "Eligible Employees" shall have the meaning assigned in Section 4 of this Plan.

          g. "Fair Market Value" on a specified date shall mean (i) the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (ii) if (i) above is not applicable, the closing price for a Share on the stock exchange, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (iii) if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

          h. "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

          i. "Issue Date" shall mean the date designated by the Committee for measuring the vesting of an Eligible Employee's Options under Section 5 hereof. Unless otherwise designated by the Committee, the Issue Date of an Option shall be the date that the Option is awarded to the Eligible Employee by the Committee.

          j. "Options" shall mean the stock options issued pursuant to this Plan.

          k. "Plan" shall mean the 1995 Key Employee Stock Option Plan of May & Speh, Inc., as amended from time to time.

          l.   "Plan Year" means the calendar year.

          m. "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          n.   "Share" shall mean a share of Common Stock of the Corporation.

          o. "Subsidiary" shall mean any "subsidiary corporation," as such term is defined in Section 424(f) of the Internal Revenue Code.

          p.   "Voting Power" means the voting power of all securities of the
               Corporation     then outstanding, generally entitled to vote for
               the election of directors of the Corporation.

     3.  Administration of the Plan.

          a. The Committee shall be appointed by the Board of Directors and shall consist of either the entire Board or a committee designated by the Board for purposes of administering the Plan. The Committee shall award Options under the Plan and shall have the authority to administer the Plan as provided herein and, in exercising this authority, shall establish such rules and procedures as are necessary or advisable to administer the Plan.

          b. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his or her designation and until his or her successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the President, Secretary or Assistant Secretary of the Corporation in person or by certified or registered mail, return receipt requested, sent to 1501 Opus Place, Downers Grove, Illinois 60515, and, unless otherwise specified therein, such resignation shall take effect upon receipt of such written notice. The acceptance of such resignation by the President, Secretary or Assistant Secretary of the Corporation shall not be necessary for such resignation to be made effective.

     4. Participants. Except as hereinafter provided, the class of individuals who are potential recipients of Options to be granted under this Plan ("Eligible Employees") consists of those individuals who, in the sole discretion of the Committee, are the key employees of the Corporation or any of its Subsidiaries who (i) contribute materially to the success of the Corporation or its Subsidiaries and (ii) are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder on the date that the Option is awarded under this Plan, provided, however, that Options may be granted to an independent contractor who, at the time of such grant, is not an employee of the Corporation or its Subsidiary (such persons are included in the definition of "Eligible Employees"). The Eligible Employees to whom Options are granted under this Plan and the number of Shares subject to each such Option shall be determined by the Committee in its sole discretion, in accordance with the terms and conditions of this Plan.

     5. Grant and Vesting of Options. The Committee may, but shall not be required to, grant in accordance with this Plan, Options to purchase an aggregate of up to 2,000,000 Shares of Common Stock, which may be either treasury shares or authorized but unissued Shares.

          a. Options awarded pursuant to this Plan shall vest and become exercisable in equal annual installments over a five-year period commencing one year after the Issue Date of such Option; provided, however, that the Committee may in its discretion specify a shorter or longer vesting period in any particular case.

          b. Options granted under this Plan may be either non-qualified stock options or incentive stock options, within the meaning of Section 422 of the Internal Revenue Code. An Option granted under this Plan shall be deemed to be a non-qualified stock option unless the Committee, in its sole discretion, designates otherwise. Options which are designated not to be incentive stock options shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

          c. Nothing contained herein shall be construed to prohibit the grant of Options at different times to the same Eligible Employee, provided, however, that in no event shall an Eligible Employee be granted an Option to purchase more than 500,000 Shares in any fiscal year of the Corporation.

          d. The terms of any Option granted to an Eligible Employee shall, subject to the terms and provisions of this Plan, be conclusively determined by the Committee, in its sole discretion. The terms and provisions of the Option shall be set forth in writing in a certificate or agreement (the "Option Certificate") signed by the Option holder and on behalf of the Corporation by the President, any Vice President or the Treasurer of the Corporation. The Option Certificate shall state whether or not the Option is an incentive stock option or a non-qualified stock option. At the time an Option is granted, the Committee may, in its sole discretion, establish one or more conditions to the exercise of such Option, provided that if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with
     Section 422 of the Internal Revenue Code.

     6. Price. The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted and may be equal to or greater than (but not less than) the Fair Market Value of the Common Stock on the date such Option is granted; provided, however, if the Option is an incentive stock option, in no event shall the price be less than one hundred ten percent (110%) of the Fair Market Value of a Share if the employee is a greater than ten percent (10%) shareholder within the meaning of
Section 422(b)(6) of the Internal Revenue Code.

     7. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee, in its sole discretion, but not more than ten (10) years from the date upon which the Option is granted (five (5) years if the option is an incentive stock option and the employee is a greater than ten percent (10%) shareholder within the meaning of Section 422(b)(6) of the Internal Revenue Code).

     8. Limitations Regarding Ten Percent Stockholders. No Option which is intended to qualify as an incentive stock option may be granted under this Plan to any Eligible Employee who, at the time the Option is granted, owns, or is considered to own, within the meaning of Section 422 of the Internal Revenue Code, Shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or its Subsidiaries, unless (i) the exercise price under such Option is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and (ii) the duration of such Option is no more than five (5) years.

     9. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered Shares to the Option holder, and (iii) said holder's name shall have been entered as a stockholder of record on the books of the Corporation.

Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

     10. Non-Transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the holder thereof, except to the extent that the representative of the estate or the heirs of a deceased Option holder may be permitted to exercise such Options and rights thereunder and, during the holder's lifetime, shall be exercisable only by the holder or his or her legal representative.

     11.  Exercise of Options.

          a. Except as otherwise provided herein, an Option, after the grant and vesting thereof in accordance with Section 5 of this Plan, shall be exercisable by the holder of such Option at such rate and times as may be fixed by the Committee at the time the Option is granted; provided, however, no Option may be exercised in part or in full, prior to the approval of the Plan by a majority vote of the shareholders of the Corporation, as provided in Section 20 herein.

          b. Notwithstanding any other provision of this Plan, any Option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant), with respect to which such Option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary) first becomes exercisable in any calendar year, exceeds $100,000.

          c. All or any part of any remaining unexercised Options granted to any Eligible Employee may be exercised in full, after approval of the Plan by the stockholders of the Corporation as provided in Section 20 herein, whether or not then vested and exercisable, upon a Change in Control or upon the occurrence of such special circumstance or event which, in the sole discretion of the Committee, merits special consideration.

          d. An Option shall be exercised by the delivery of a written notice duly signed by the Option holder (or the representative of the estate or the heirs of a deceased Option holder), together with the Option Certificate and either (i) cash, (ii) a certified check payable to the order of the Corporation, (iii) Shares duly endorsed over to the Corporation (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or (iv) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Such payment shall be delivered to the Treasurer, Secretary or Assistant Secretary of the Corporation who has been designated for the purpose of receiving the same.

          e. No Option may be granted or exercised pursuant to the provisions herein when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

          f. Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall (i) cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise or (ii) endorse the original Option Certificate to give effect to the partial exercise thereof.

          g. No incentive stock option issued herein shall be exercised by an Eligible Employee until such employee has been in the employ of the Corporation for a period of at least three (3) months following the date such Option is granted.

     12. Disposition of Shares. If the Option is an incentive stock option, no Shares acquired pursuant to the exercise of an Option granted herein may be sold, exchanged, gifted or otherwise disposed of within two (2) years of the date such Option was granted or one (1) year of the date such Option was exercised, whichever is later.

     13. Fractional Shares. The Corporation shall not be required to issue fractional Shares pursuant to this Plan and, accordingly, Eligible Employees may be required to accumulate vested Options, or portions thereof, until they can purchase a whole Share or Shares.

     14. Exchange of Options for Cash. The Committee may, from time to time, in its sole discretion, grant cash to an Eligible Employee, upon his or her written request, in exchange for any Option granted herein which is vested but
has not been exercised by such employee.   The amount of cash to be granted
shall be conclusively determined by the Board, in its sole discretion, as equal to the difference between (i) the Fair Market Value of a Share on the date such written request is received and (ii) the exercise price of the Option. Such written request shall be considered received when personally delivered to the Secretary or Assistant Secretary of the Corporation or upon the receipt of a letter sent by certified or registered mail, return receipt requested, to 1501 Opus Place, Downers Grove, Illinois 60515, or three (3) days after such letter is sent, whichever is earlier. Upon the Committee's grant of cash, as provided herein, such Option or Options exchanged shall be immediately terminated. This paragraph 14 shall not be interpreted as creating any affirmative obligation on the Committee, Corporation or its Subsidiary to purchase any such Options of an Eligible Employee, which decision shall rest in the sole discretion of the Committee.

     15.  Termination of Services.

          a. All or any part of any Option, to the extent unexercised, shall terminate immediately if the Option holder ceases to be an employee of the Corporation or its Subsidiary, or (if applicable) ceases to be an independent contractor awarded an Option pursuant to Section 4 herein; except that, unless otherwise provided by the Committee, the Option holder shall have until the end of the thirtieth (30th) day following the date he or she ceases to be an employee or independent contractor of the Corporation or its Subsidiary to exercise any unexercised vested Option rights that he or she could have exercised immediately prior to such cessation; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. All unvested Options shall immediately lapse if the Option holder ceases to be an employee of the Corporation or any of its Subsidiaries or an independent contractor who is awarded an Option pursuant to Section 4 herein. Notwithstanding the foregoing, if an individual ceases to be an employee or independent contractor of the Corporation or its Subsidiary due to (i) retirement on or after attaining the age of sixty-five (65) years (or such earlier date as such person shall be permitted under the Corporation's retirement plan),
     (ii) disability (as such term is defined in Section 422(c)(6) of the Internal Revenue Code, the existence of which shall be conclusively determined by the Committee in its sole discretion), or (iii) death, then the Option holder, or the representative of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the Options which are unexercised at the time of such retirement, disability or death; but only to the extent that such Options, which are then vested, are exercised (i) within three (3) months of the Option holder's retirement,
     (ii) within one (1) year of the Option holder's disability, or (iii) within one (1) year of the Option holder's death, as the case may be; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an employee or independent contractor of the Corporation or its Subsidiary because of the Option holder's violation of his or her duties to the Corporation and its Subsidiaries, the existence of such violation to be conclusively determined by the Committee in its sole discretion, all unexercised Options of such Option holder shall immediately terminate and such Option holder shall have no right to exercise any unexercised Option he or she might have exercised prior to the date he or she ceased to be an employee or independent contractor of the Corporation or its Subsidiary.

          b. Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Employee any right to continue in the employ of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to request, in its sole discretion, the retirement, resignation or discharge of such Eligible Employee, at any time, with or without cause.

     16.  Adjustment of Shares.

          a. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Common Stock of the Corporation or if the Common Stock of the Corporation shall be split, converted, exchanged, reclassified or in any way substituted, the Option, to the extent that it has not been exercised, shall entitle the holder thereof, upon the future exercise of the Option, to such number and kind of securities, cash or other property, subject to the terms of the Option, to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If, prior to the complete exercise of any Option, there shall be a spin-off transaction pursuant to the reorganization of the Corporation, the Option, to the extent that it has not been exercised, shall be adjusted by adjusting the exercise price of the Option and adjusting the number of Shares subject thereto, in order to reflect the decrease, if any, in the fair market value of the Shares resulting from the spin-off transaction; in any such case, the Option as adjusted, shall entitle the holder thereof, upon the future exercise of the Option, to the number of Shares which have a fair market value, immediately after the occurrence of the spin-off transaction, equal to the fair market value of the Shares subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the Option on the day before the occurrence of such spin-off transaction. Any fractional Shares or other securities payable upon the exercise of the Option, as a result of such adjustment due to the occurrence of such stock dividend, stock split, conversion, exchange, reclassification, substitution or spin-off transaction, shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares, with respect to which Options remain to be issued or with respect to which Options may be reissued, shall be adjusted in a similar manner.

          b. Except as otherwise provided in Section 11.c hereof, upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation or entity, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of substantially all of the property of the Corporation to another corporation, both the Plan and the Options issued thereunder shall terminate, unless a provision is made in connection with such transaction for (i) the assumption of Options theretofore granted or (ii) the substitution for such Option with options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

     17. Issuance of Shares and Compliance with Securities Laws. Before issuing and delivering any Shares to an Option holder, the Corporation may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable federal and state securities laws, rules and regulations, including but not limited to the Securities and Exchange Commission Rule 144, (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares, as appropriate to reflect resale restrictions, if any, imposed by the Committee pursuant to the Option when granted, or as appropriate to comply with any applicable state or federal securities laws, rules or regulations, and (iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by such Option upon a securities exchange or under applicable securities laws.

     18. Income Tax Withholding. If the Corporation or its Subsidiary shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Option holder. In any event, the holder shall promptly make available to the Corporation or such Subsidiary, when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Corporation or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary from any funds or property due or to become due to the holder.

     19.  Administration and Amendment of the Plan.

          a. Except as hereinafter provided, the Board of Directors and the Committee may, at any time, withdraw or, from time to time, amend the Plan as it relates to the terms and conditions of any Options not theretofore granted. The Board of Directors and the Committee, with the consent of each affected Option holder may, at any time, withdraw or cancel any outstanding Option or, from time to time, amend the Plan as it relates to the terms and conditions of any outstanding Option. Notwithstanding the foregoing, any amendment which would cause any Option that is intended to qualify as an incentive stock option to fail to qualify must be adopted by the Board of Directors and shall be contingent upon the approval of the stockholders of the Corporation within one (l) year of such amendment.

          b. Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     20.  Effective Date of the Plan.

          a. This Plan has been adopted and approved by the Board of Directors, and shall be effective as of February 1, 1996; provided, that no options may be granted under the Plan that are designated by the Committee as incentive stock options pursuant to Section 5 hereof prior to
     (i) the effective date of a registration statement on Form S-1 filed with the Securities and Exchange Commission by the Corporation pursuant to the Securities Act of 1933, as amended, and (ii) the approval by the affirmative vote of the holders of a majority of the outstanding Shares of the Corporation's voting stock, either in person, by proxy or by consent, within 12 months following the adoption of the Plan by the Board of Directors. In the event that this Plan is not approved by the stockholders of the Corporation as aforesaid, options designated as incentive stock options hereunder shall be void and of no force or effect.

          b. The Plan shall remain in full force and effect until the close of business on October 25, 2005, at which time the right to grant Options under the Plan shall automatically terminate, unless the stockholders of the Corporation approve an extension or renewal of the Plan for such new or additional term agreed upon by the stockholders. Any options granted before the termination of the right to grant options under the Plan shall continue to be governed thereafter by the terms of the Plan.

     21. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment from being made under the Plan, and if the making of any payment in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment that would not be unlawful, invalid or unenforceable shall be made under the Plan.

     22. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Internal Revenue Code or laws of the United States of America, shall be governed by the laws of the State of Illinois and construed accordingly.